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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 10, 2003

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                            Switchboard Incorporated
             (Exact name of registrant as specified in its charter)

            Delaware                    0-28871               04-3321134
  (State or other jurisdiction      (Commission File        (IRS Employer
       of incorporation)                Number)           Identification No.)

     120 Flanders Road, Westboro, MA 01581                     01581
       (Address of principal executive                       (Zip Code)
                 offices)


        Registrant's telephone number, including area code (508)898-8000


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          (Former name or former address if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.
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     On December 10, 2003, Switchboard  Incorporated (the "Registrant") issued a press release announcing that Michael A. Ruffalo, chief operating officer of Akamai Technologies, Inc., joined the Registrant's Board of Directors. The press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Switchboard Incorporated


                                   By: /s/Robert P. Orlando
                                       --------------------
                                       Robert P. Orlando
                                       Vice President and Chief Financial
                                       Officer

Date:  December 11, 2003

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                                  EXHIBIT INDEX

Exhibit No  Description
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   99.1     Switchboard  Press Release dated December 10, 2003


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